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        NEITHER THIS AMENDMENT TO OPTION NOR THE SECURITIES ISSUABLE UPON
            EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933, AS AMENDED, NOR ANY APPLICABLE STATE SECURITIES
                LAW, AND THEY MAY NOT BE SOLD, ASSIGNED, PLEDGED,
           HYPOTHECATED OR OTHERWISE DISPOSED OR EXCEPT IN COMPLIANCE
              WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND
              THE OTHER RESTRICTIONS ON TRANSFER SET FORTH HEREIN.

                       ----------------------------------

                                                         Date: December 19, 1996

                      PEGASUS MEDIA & COMMUNICATIONS, INC.
                               AMENDMENT TO OPTION
                            TO PURCHASE COMMON STOCK

                  The Option to Purchase Common Stock dated April 1, 1996 granted by Pegasus Media & Communications, Inc. to Donald W. Weber (the "Option") is hereby amended as of the date hereof as follows:

                  The definition of "Exercise Price" shall be deleted in its entirety and replaced with the following:

                  "(1) With respect to exercise of the Option before the Effective Date, $471.00 per share of Common Stock; and

                   (2) With respect to exercise of the Option on and after the Effective Date, the Exercise Price per share of Public Common Stock shall equal $14.00 per share of Public Common Stock."

                  Except to the extent amended hereby, the Option shall remain unchanged and in full force and effect, and is hereby ratified and confirmed in all respects as amended hereby.

                  IN WITNESS WHEREOF, Pegasus Media & Communications, Inc. has caused this Amendment to Option to be signed by its duly authorized officer under its corporate seal and attested by its duly authorized officer, on the date of this Amendment to Option.

                                        PEGASUS MEDIA &
                                        COMMUNICATIONS, INC.


                                        By: /s/ Ted S. Lodge
                                           -----------------------------------
                                          Name:  Ted S. Lodge
                                         Title:  Senior Vice President,
                                                 General Counsel, Chief
                                                 Administrative Officer and
                                                 Assistant Secretary